UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2008

Kinetic Concepts, Inc.
(Exact name of registrant as specified in its charter)

Texas	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 22, 2008, Kinetic Concepts, Inc. ("KCI") announced that its Board of Directors has authorized an investment of up to $100 million for the repurchase of its common stock as part of a new share buyback program through the third quarter of 2009.  KCI intends to purchase the common stock in open market transactions or in negotiated transactions.

A copy of the press release announcing the Board of Directors’ authorization of the stock repurchase is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 22, 2008, entitled "KCI Board of Directors Authorizes $100 Million Share Repurchase Program."

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

October 22, 2008	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 22, 2008, entitled "KCI Board of Directors Authorizes $100 Million Share Repurchase Program."